Exhibit 10.17

RELATIONSHIP agreement

relating to
TERRA INNOVATUM GLOBAL N.V. dated 2025
between

ALESSANDRO PETRUZZI

MARCO CHERUBINI

CESARE FREPOLI

MASSIMO MORICHI
GIORDANO MORICHI
SIMONE DI PASQUALE GUILLAUME MOYEN DANIELE DOVIZIO DOMENICO DE LUCA MIKE MODRO MOONSHOT WAREHOUSE LTD.
and
TERRA INNOVATUM GLOBAL N.V.

TABLE OF CONTENTS

Clause		Page

1	Definitions and interpretation	3
2	Transfer of Shares	7
3	preferRED shares	10
4	REPRESENTATIONS and warranties	11
5	TERMINATION	11
6	Miscellaneous	12

i

SCHEDULES

Schedule 1
Deed of Adherence

THIS RELATIONSHIP agreement (this Agreement) is dated ● 2025 and made among:

(1)	Terra Innovatum Global N.V., a public limited liability company under the laws of Netherlands (naamloze vennootschap), having its official seat in [●Amsterdam], Netherlands, and its head office address at [●address], Italy, registered with the Dutch trade register under number [●] (the Company);

(2)	Alessandro Petruzzi, born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (Shareholder 1);

(3)	Marco Cherubini, born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (Shareholder 2);

(4)	Cesare Frepoli, born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (Shareholder 3);

(5)	Massimo Morichi, born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (Shareholder 4);

(6)	Giordano Morichi, born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (Shareholder 5);

(7)	Simone Di Pasquale, born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (Shareholder 6);

(8)	Guillaume Moyen, born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (Shareholder 7);

(9)	Daniele Dovizio, born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (Shareholder 8);

(10)	Domenico De Luca, born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (Shareholder 9);

(11)	Mike Modro, born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (Shareholder 10);

(12)	Moonshot Warehouse Ltd., a limited company under the laws of England and Wales, having its registered address at: C/O Clever Accounts Ltd Brookfield Court, Selby Road, Leeds, England, LS25 1NB, registered with the Companies House register under number 10801438 (Moonshot);

Parties (1) through (12) are also jointly referred to as the Parties and individually as a Party;

Parties (2) through (12) are also jointly referred to as the Shareholders and individually as a Shareholder;

WHEREAS:

(A)	as a consequence of the business combination agreement executed on 21 April 2025 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the Business Combination Agreement), by and among GSR III and Terra OpCo several transactions and reorganisations will be contemplated pursuant to which the Shareholders will (in any case) hold ordinary shares in the capital of the Company with a nominal value of EUR 0.01 (the Ordinary Shares) each and the Shareholders will hold preferred shares in the capital of the Company with a nominal value of EUR 100.00 each (the Preferred Shares, and together with the Ordinary Shares, the Shares), as further described in this Agreement;

(B)	the Parties wish to enter into this Agreement to record the terms of the arrangement between the Parties in respect of the Shares and each of their rights and obligations pursuant to their shareholdings in the Company, as well as certain governance matters related to the Company;

(C)	the Parties acknowledge that this Agreement does not prejudice, amend, or otherwise affect any existing lock-up agreements or similar arrangements entered into by the Parties prior to the date of this Agreement;

IT IS AGREED as follows:

1	Definitions and interpretation

1.1	Definitions

1.1.1	Unless otherwise defined in this Agreement or the context clearly requires otherwise, capitalised words and expressions used in this Agreement shall have the same meaning as in the Business Combination Agreement.

1.1.2	Other capitalised words and expressions used in this Agreement have the meaning set out below, unless the context requires otherwise:

Acceptance Notice	has meaning given in Clause 2.3.1.3;

Affiliate	means in relation to any person, any entity which is Controlled by, Controls or is under common Control with such person;

Agreement	has the meaning given in the introduction of this Agreement, as amended and supplemented from time to time;

Board	means the board of directors of the Company from time to time;

Business Combination Agreement	has the meaning given in Recital (A);

Business Day	means a day (other than a Saturday or a Sunday or a public holiday) on which banks are open for business in the Netherlands, Italy and the United States of America;

Company	has the meaning given in the introduction of this Agreement;

Control	means, with respect to the relevant person, (i) the direct or indirect ownership or control of more than 50% (fifty per cent) of the (a) ownership interest or (b) voting power at the general meeting or a similar body, of that person, or (ii) the rights or ability to (a) appoint or remove or (b) direct the appointment or removal of, such number of members of the management board or a similar body of that person with decisive voting power in such body;

DCC	means the Dutch Civil Code;

DCGC	means the Dutch Corporate Governance Code;

Director	means an Executive Director or a Non-Executive Director;

Dispose	means in relation to any Share or any legal or beneficial interest in any Share: (i) to sell, assign, transfer or otherwise dispose of the Share or any legal or beneficial interest in that Share; (ii) to create or permit to subsist any Encumbrance over any Share or any legal or beneficial interest in that Share; (iii) to create any trust or confer any interest over any Share or any legal or beneficial interest in that Share; (iv) to enter into any agreement, arrangement or understanding in respect of the voting rights or the rights to receive dividends, interest or other distributions attaching to any Share; or (v) to agree whether or not subject to any condition precedent or subsequent to do any of the foregoing, and Disposed, Disposal and Disposing shall be construed accordingly;

Encumbrance	means a pledge, mortgage or other security interest of any kind, any right of first refusal, right of pre-emption or any other right to acquire, any arrangement concerning depositary receipts (certificering), any other third-party right or security interest of any kind, or the commitment to create any of the foregoing; and to Encumber shall be construed accordingly;

Equity Securities	means any share, share capital, capital stock, partnership, membership, joint venture or similar interest in any Person (including any stock appreciation, phantom stock, profit participation or similar rights), and any option, warrant right or security (including debt securities) convertible, exchangeable or exercisable therefor;

Executive Director	means a member of the Board designated as executive director having responsibility for directing the day-to-day-affairs;

Family Transferee	means, in relation to a natural person, such person’s first- and second-degree relatives (whether by blood or marriage), the trustees, acting in their capacity as such, of any trust of which he or any of his first- or second-degree relatives is a beneficiary, or, in the case of a discretionary trust, is a potential beneficiary, and any person of which he or his first- or second-degree relatives have Control, in each case from time to time;

General Meeting	means the corporate body that consists of the shareholders of the Company and all other persons with meeting rights and also the meeting in which shareholders of the Company and all other persons with meeting rights assemble, as the case may be;

Governmental Entity	means any international, supranational, European Union, national, federal, regional, provincial, municipal, or local body or authority exercising a legislative, judicial, executive, regulatory or self-regulatory, administrative or other governmental function and with jurisdiction in respect of the relevant matter;

Law	means, with respect to the relevant subject matter or person, all applicable legislation, regulations, rules (including stock exchange rules and other capital market rules), directives, statutes, judgements, decrees, and other legislative measures or decisions having the force of law, as well as treaties, conventions and other agreements between states, or between states and the European Union or other supranational bodies, rules of common law, customary law and equity, and all other laws of, or having effect in, any jurisdiction from time to time;

Non-Executive Director	means each member of the Board designated as non-executive director and having supervisory responsibilities but not responsibility to manage the day-to-day affairs of the Company;

Offer Notice	has the meaning given in Clause 2.3.1.2;

Offered Shares	has the meaning given in Clause 2.3.1.1;

Order	means any outstanding writ order, judgment, injunction, settlement, decision, determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Entity;

Ordinary Shares	has the meaning given in Recital (A);

Party	has the meaning given in the introduction of this Agreement;

Permitted Transferee	means, in relation to a Shareholder, (i) any Affiliate of such Shareholder, for so long as it remains an Affiliate of such Shareholder, or (ii) solely for purposes of estate planning, any Family Transferee of such Shareholder.

Preferred Shares	has the meaning given in Recital (A);

Representative	means, in relation to a person, (i) any and all persons authorised to represent such person (whether or not such authority is subject to limitations), (ii) such person’s directors, officers and employees (whether or not authorised to represent such person) and (iii) any of the professional advisers of such person, in each case from time to time;

Right of First Offer	has the meaning given in Clause 2.3.1.1;

ROFO Notice	has the meaning given in Clause 2.3.1.1;

Selling Shareholder	has the meaning given in Clause 2.3;

Shares	has the meaning given in Recital (A);

Third Party	means any person that is not a Party to this Agreement and not an Affiliate to any Party to this Agreement; and

Third Party Purchaser	has the meaning given in Clause 2.3.

1.2	Interpretation

1.2.1	In this Agreement, unless the context requires otherwise:

(a)	the singular includes the plural and vice versa, and each gender includes the other genders;

(b)	except as otherwise provided in this Agreement, references to any time of day are to the time on that day in the Netherlands;

(c)	references to Recitals, Clauses or Schedules are to recitals, clauses or schedules of this Agreement, and references to this Agreement include the Recitals, Schedules and other attachments to this Agreement;

(d)	a reference to a person includes any natural person, corporate body, Governmental Entity or any other entity, whether or not having separate legal personality;

(e)	references to any Dutch legal term or concept shall in any jurisdiction other than the Netherlands be construed as a reference to the term or concept which most nearly corresponds to it in that jurisdiction;

(f)	English terms to which another language translation has been added in italics shall be interpreted in accordance with such other language translation, disregarding the English term to which such other language translation relates;

(g)	the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

1.2.2	Headings and sub-headings in this Agreement are inserted for convenience only and shall not affect the interpretation of this Agreement.

1.2.3	Except as otherwise provided in this Agreement, all periods of time set out in this Agreement shall start on the day following the day on which the event triggering the relevant period of time occurred. The expiration date shall be included in the period of time. If the expiration date is not a Business Day, the expiration date shall be the next Business Day.

1.2.4	All notices, demands, requests, statements, certificates and other documents and communications related to this Agreement shall be in English.

1.2.5	No provision of this Agreement shall be interpreted against a Party solely as a result of the fact that such Party was responsible for drafting such provision, it being acknowledged that Representatives of all Parties have participated in drafting and negotiating this Agreement.

2	Transfer of Shares

2.1	General prohibition

Except as otherwise provided in this Clause 2, no Shareholder shall directly or indirectly Dispose of any right or interest in any of its Preferred Shares or enter into any agreement in respect of the voting power conferred by any Preferred Share.

2.2	Permitted Transfers for Preferred Shares

2.2.1	Estate planning, Affiliates and other holders of Preferred Shares

Each Shareholder may transfer its Preferred shares to a Permitted Transferee ; provided that, in each case, (i) such Shareholder shall remain to be the sole contact for the other Shareholders in matters concerning this Agreement, (ii) such Shareholder and its Permitted Transferee shall be jointly and severally liable for any and all obligations of the Permitted Transferee under this Agreement, and (iii) such PermittedTransferee shall have executed and delivered to the Parties a Deed of Adherence (as defined in Section 2.2.2 below); and provided further, however, that (A) prior to the Second Conversion Period, such Permitted Transfer shall be subject to the prior written consent of the Board (such consent not to be unreasonably withheld, conditioned or delayed); and (B) following the Second Conversion Period, the Preferred Shares that remain outstanding and have not been converted shall not be transferrable to a Permitted Transferee with the prior written consent of the Board (in its sole discretion).

2.2.2	Accession to this Agreement for permitted transfers

No Shareholder, shall transfer any Preferred Shares unless (i) such transfer is permitted by this Agreement under Clause 2.2.1 and (ii) prior to the consummation of any such transfer, the transferee executes and delivers to the Parties a duly executed copy of a deed of adherence substantially in the form attached hereto as Schedule 1 (the Deed of Adherence) and (iii) all related rights and obligations with respect to the Preferred Shares are transferred at the same time. Pursuant to the provisions of the Deed of Adherence the transferee confirms that, with respect to the Preferred Shares that it intends to acquire, it shall be deemed to be a ‘Shareholder’ for purposes of this Agreement and agrees to be bound by all the terms and conditions thereof

2.3	Right of First Offer

If a Shareholder decides to sell Ordinary Shares (the Selling Shareholder) to a bona fide Third Party who is not a Permitted Transferee of the Selling Shareholder (the Third Party Purchaser), the Selling Shareholder shall have the obligation to first provide each of the other Shareholders or the Company, as the case may be, with an opportunity to make an offer to purchase all (and not less than all) of the Ordinary Shares to be transferred by the Selling Shareholder to an identified Third Party, in accordance with the procedure set out in this Clause 2.3.

2.3.1	For the benefit of the other Shareholders

2.3.1.1	In that respect, the Selling Shareholder (or any of its Affiliates) shall send to the other Shareholders a notice (the ROFO Notice) notifying (i) its intention to sell Ordinary Shares owned by it, (ii) the number of Ordinary Shares it wishes to sell (the Offered Shares), and (iii) the right to offer to purchase such Ordinary Shares (the Right of First Offer).

2.3.1.2	The other Shareholders shall have thirty (30) calendar days following the receipt of the ROFO Notice to decide whether to make an unconditional (other than any condition precedent legally required and which is beyond the Shareholders’ control) and irrevocable offer to purchase all of the Offered Shares for cash by delivering a notice (the Offer Notice) to the Selling Shareholder offering to purchase the Offered Shares and specifying the purchase price per Offered Share it is willing to purchase, together with modality of payment of the purchase price, representations and warranties, indemnification mechanism and any other guarantee.

2.3.1.3	Within twenty (20) calendar days from the date on which the Offer Notice is delivered, the Selling Shareholder may (at its sole discretion) decide to accept or refuse the transfer to the other Shareholder of the Offered Shares for the price and on the terms set forth in the Offer Notice by delivering notice thereof to the relevant Shareholder (the Acceptance Notice), it being specified that if the Selling Shareholder has not formally rejected or responded to an Offer Notice by the expiry of the period hereof, the Offer Notice shall be deemed rejected.

2.3.1.4	If the Selling Shareholder delivers an Acceptance Notice during the period above, then the Selling Shareholder shall transfer all the Offered Shares to the relevant Shareholder at the price and on the terms set forth in the Offer Notice within thirty (30) calendar days from the date on which the Acceptance Notice is sent to the relevant Shareholder, provided that if the contemplated transfer is subject to any required approvals (or the satisfaction of other conditions precedent legally required and which are beyond the control of the relevant Parties), such period shall be extended as the case may be until the earlier of (i) five (5) calendar days after all such approvals (and conditions precedent, as the case may be) have been obtained, completed, satisfied or waived or (ii) ten (10) months after the delivery of the Acceptance Notice.

2.3.2	For the benefit of the Company

2.3.2.1	If (i) none of the Shareholders delivers an Offer Notice within the period above (or if each declined its right to exercise its Right of First Offer) or (ii) the Selling Shareholder does not deliver an Acceptance Notice within the period above, then the Selling Shareholder shall have the obligation to secondly provide the Company with an opportunity to make an offer to repurchase all (and not less than all) of the Ordinary Shares to be transferred, to the extent allowed under the applicable Law.

2.3.2.2	In that respect, the Selling Shareholder (or any of its Affiliates) shall send to the Company the ROFO Notice notifying (i) its intention to sell Ordinary Shares owned by it, (ii) the number of the Offered Shares and (iii) the Right of First Offer.

2.3.2.3	The Company shall have thirty (30) calendar days following the receipt of the ROFO Notice to decide whether to make an unconditional (other than any condition precedent legally required and which is beyond the Company’s control) and irrevocable offer to repurchase all of the Offered Shares by delivering the Offer Notice to the Selling Shareholder offering to repurchase the Offered Shares and specifying the repurchase price per Offered Share it is willing to repurchase, together with modality of payment of the repurchase price, representations and warranties, indemnification mechanism and any other guarantee.

2.3.2.4	Within twenty (20) calendar days from the date on which the Offer Notice is delivered, the Selling Shareholder may (at its sole discretion) decide to accept or refuse the transfer to the Company of the Offered Shares for the price and on the terms set forth in the Offer Notice by the Acceptance Notice, it being specified that if the Selling Shareholder has not formally rejected or responded to an Offer Notice by the expiry of the period hereof, the Offer Notice shall be deemed rejected.

2.3.2.5	If the Selling Shareholder delivers an Acceptance Notice during the period above, then the Selling Shareholder shall transfer all the Offered Shares to the Company at the price and on the terms set forth in the Offer Notice within thirty (30) calendar days from the date on which the Acceptance Notice is sent to the Company, provided that if the contemplated transfer is subject to any required approvals (or the satisfaction of other conditions precedent legally required and which are beyond the control of the relevant Parties), such period shall be extended as the case may be until the earlier of (i) five (5) calendar days after all such approvals (and conditions precedent, as the case may be) have been obtained, completed, satisfied or waived or (ii) ten (10) months after the delivery of the Acceptance Notice.

2.3.3	If (i) the Company does not deliver an Offer Notice within the period above (or has declined its right to exercise its Right of First Offer) or (ii) the Selling Shareholder does not deliver an Acceptance Notice within the period above, then the Selling Shareholder shall have the right to transfer all of the Offered Shares to the identified Third Party, provided that (x) a binding agreement in relation to such transfer shall be entered into by the Selling Shareholder within a four (4) month period following the date of delivery of the Offer Notice or absent such notice following the expiry of the thirty (30) day period to send such Offer Notice and completion of the transfer of the Offered Shares by the Selling Shareholder to the identified Third Party shall be completed within two (2) months after the signing date of such binding agreement or, if the contemplated transfer is subject to any required approvals (or the satisfaction of other conditions precedent legally required and which are beyond the control of the relevant parties), the earlier of (i) five (5) calendar days after all such approvals (and conditions precedent, as the case may be) have been obtained, completed, satisfied or waived or (ii) five (5) months after the signing of a binding contract and (y) in the event an Offer Notice has been delivered by the Shareholder, the terms and conditions for the transfer of the Offered Shares to the identified Third Party shall not be under terms less favourable to the Selling Shareholder than the terms and conditions set out in the Offer Notice. Should the Selling Shareholder wish to transfer the Offered Shares after the above-mentioned four (4) month period or absent any completion of the transfer of the Offered Shares within the above-mentioned period for completing the transfer, the Selling Shareholder shall send to the other Shareholders and the Company, as applicable, a revised ROFO Notice and comply anew with the procedure set forth in this Article.

3	preferRED shares

3.1	Allocation profits and distributions rights

Each Shareholder agrees not to receive its profits and distribution rights in relation to the Preferred Shares held by such Shareholder. Any and all profits and distributions of the Company in relation to the Preferred Shares of each Shareholder will be allocated to the Company and added to its general reserve.

3.2	Voting rights

3.2.1.1	Each Shareholder shall cause all Preferred Shares so entitled to vote to be voted in a manner that is proportionate to the manner in which all Ordinary Shares which are voted in respect of such matter, are voted.

3.2.1.2	Each Shareholder hereby irrevocably appoints as its proxy and attorney-in-fact, [●the CEO] in its capacity as director of the Company, and any individual who shall hereafter succeed to any such director of the Company, and any other person designated in writing by the Company, (the Proxyholder) each of them individually, with full power of substitution, to vote or execute written consents with respect to the Preferred Shares in accordance with Clause 3.2.1.1 hereof and, in the discretion of the Proxyholder, with respect to any proposed postponements or adjournments of any annual or special meetings of the shareholders of the Company. The validity of this proxy shall lapse immediately after the close of the annual general meeting held in the year after signing this Agreement and this proxy is coupled with an interest and shall be irrevocable, and the Shareholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by the Shareholder with respect to the Preferred Shares. The Company may terminate this proxy with respect to the Shareholder at any time at its sole election by written notice provided to the relevant Shareholder.

3.2.1.3	Each Shareholder hereby agrees and undertakes to grant, on an annual basis, a proxy to the CEO under the same terms and conditions as set out in Clause 3.2.1.2.

4	REPRESENTATIONS and warranties

Each Party hereby, severally and not jointly, represents and warrants (garandeert) to the other Parties that on the date of this Agreement:

(a)	if such Party is not a natural person, such Party is an entity duly organised and validly existing and in good standing under the laws of the jurisdiction of organization and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby;

(b)	the execution and delivery of this Agreement, the performance of by such Party of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorised by all requisite corporate or other action of such Party, and that such Party has duly executed and delivered this Agreement;

(c)	this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d)	the execution, delivery and performance of this Agreement by such Party and the consummation of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Entity, except as set out in the Business Combination Agreement or any Ancillary Agreement;

(e)	the execution, delivery and performance by such Party of this Agreement and the consummation of the transactions contemplated hereby do not (i) if such Party is not a natural person, conflict with or result in any violation or breach of any provision of any of the organisational documents of such Shareholder, (ii) conflict with or result in any violation or breach of any provision of any applicable Law applicable to such Party, or (iii) require any consent or other action by any person under any provision of any material agreement or other instrument to which the Shareholder is a party and which has not been obtained prior to or on the date of this Agreement;

(f)	except for this Agreement, the Business Combination Agreement or any Ancillary Agreement, such Party has not entered into or agreed to be bound by any other agreements or arrangements of any kind with any other party with respect to any Equity Securities of the Company, including agreements or arrangements with respect to the acquisition or disposition of the Ordinary Shares or any interest therein or the voting of the Ordinary Shares (whether or not such agreements and arrangements are with any other Party); and

(g)	such Party has not entered into, and agrees that it will not enter into, any agreement with respect to its securities that violates or subordinates or is otherwise inconsistent with the rights granted to the Parties under this Agreement.

5	TERMINATION

5.1	Events of termination

Subject to Clause 5.2, this Agreement:

(a)	shall automatically terminate (i) upon all Ordinary Shares held by the Shareholders not being held by more than one Shareholder and (ii)in the case of Sections, 2.1, 2.2 and 3, upon all Preferred Shares ceasing to be outstanding;

(b)	shall automatically terminate with respect to a Shareholder as from (and including) the date that such Shareholder no longer holds any Ordinary Shares or Preferred Shares in the Company;

(c)	shall automatically terminate upon the dissolution, liquidation, or winding up of the Company; and

(d)	can be terminated by mutual written consent of the Parties (and in the case of Sections, 2.1, 2.2 and 3, with the written consent of a majority of the independent directors of the Company).

5.2	Consequences of termination

5.2.1	If this Agreement is terminated pursuant to Clause 5.1:

(a)	each Shareholder shall (i) return all documents, work papers and other materials of the other Shareholder and the Company, whether obtained before or after the execution of this Agreement, to the Party that supplied them; or (ii) upon at least fourteen (14) calendar days prior written notice to the other Parties, destroy all such documents, work papers and other materials;

(b)	all filings, applications and other submissions made pursuant hereto shall, at the discretion of the Party that has made such filing, application or submission and to the extent practicable, be withdrawn; and

(c)	none of the Parties or their respective employees, Affiliates, or representatives shall have any liability towards any of the other Parties, except if the termination is the result of an intentional, wilful or grossly negligent breach of this Agreement.

5.2.2	Subject to Clause 5.1, termination of this Agreement shall not affect the accrued rights and obligations of the Parties at that time, nor the continued validity of the provisions which by their nature are intended to survive termination, such as Clause 1 (Definitions and interpretation, this Clause 5 (Termination), and Clauses 6.7 (Notices), and 6.8 (Governing law and jurisdiction).

6	Miscellaneous

6.1	Assignment

Except as otherwise provided in this Agreement, and to the extent permitted by Dutch law, this Agreement nor any Party’s rights or obligations under it can, directly or indirectly, be transferred, assigned or Encumbered without the prior written consent of the other Parties (and in the case of Sections, 2.1, 2.2 and 3, with the written consent of a majority of the independent directors of the Company), such consents not to be unreasonably withheld, delayed or made conditional. To the extent permitted by Dutch law, any purported assignment, transfer or Encumbrance in breach of this Clause 6.1 shall be null and void.

6.2	Entire agreement

This Agreement represents the entire understanding, and constitutes the whole agreement, in relation to the Transactions and replaces any prior agreement including undertakings, arrangements, offer letters, understandings or statements of any nature (whether or not in writing) between the Parties with respect thereto.

6.3	Remedies

Except as otherwise provided in this Agreement, each Party hereby excludes or irrevocably waives its rights arising out of Title 1 of Book 7 DCC and its right to rescind (ontbinden), suspend (opschorten), nullify (vernietigen), cancel or otherwise terminate (opzeggen) this Agreement in whole or in part, or to amend the Agreement’s consequences.

6.4	Waiver and variation

6.4.1	Except as otherwise provided in this Agreement, no omission or delay on the part of any Party in exercising any right or remedy (rechtsvordering) under this Agreement or by Law shall be construed as a waiver thereof or of any other right or remedy, nor shall prejudice or impair any further exercise of such or any other right or remedy. Any single or partial exercise of any right or remedy under this Agreement or by Law shall not preclude the further or any future exercise thereof or of any other right or remedy.

6.4.2	A waiver of any right or remedy under this Agreement shall only be effective if given in writing and executed by or on behalf of the Party giving the waiver (and in the case of Sections, 2.1, 2.2 and 3, with the written consent of a majority of the independent directors of the Company), and shall not be deemed a waiver of any right or remedy in respect of any subsequent breach or default.

6.4.3	An amendment of or supplement to this Agreement shall only be valid if it is in writing and duly signed by or on behalf of the Parties (and in the case of Sections, 2.1, 2.2 and 3, with the written consent of a majority of the independent directors of the Company).

6.5	No third party beneficiaries

This Agreement is concluded for the benefit of the Parties and their respective successors and permitted assigns, and nothing in this Agreement is intended to or implicitly confers upon any other person any right, benefit or remedy of any nature whatsoever, except to the extent explicitly stated in this Agreement. In the event that any third-party stipulation (derdenbeding) contained in this Agreement is accepted by any third party, such third party will not become a party to this Agreement.

6.6	Severability

If any provision of this Agreement, or the application thereof to any Party or circumstance, is held to be illegal, invalid or unenforceable in whole or in part under any Law, then such provision shall to that extent be deemed not to form part of this Agreement. To the extent reasonably possible, the Parties shall negotiate in good faith to reach agreement on the replacement of the illegal, invalid or unenforceable provision with a legal, valid and enforceable provision that, seen in the context of this Agreement as a whole, achieves as closely as possible the intention of the Parties under this Agreement, without affecting the legality, validity and enforceability of the remainder of this Agreement.

6.7	Notices

6.7.1	Any communication to be made under or in connection with this Agreement, including any notice to be given by a Party to the other Party or Parties, shall be in writing and in English, and except as otherwise provided in this Agreement, may be by letter or email.

6.7.2	The (email) address and the company, department or officer, if any, for whose attention the communication is to be made of each Party for purposes of any communication under or in connection with this Agreement is that identified in this Clause 6.7.2 or any substitute (email) address or company, department or officer as a Party may notify the other Parties by not less than five (5) Business Days' notice.

[Name Shareholder 1]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Shareholder 2]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Shareholder 3]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Shareholder 4]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Shareholder 5]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Shareholder 6]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Shareholder 7]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Shareholder 8]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Shareholder 9]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Shareholder 10]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Moonshot]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

[Name Company]

Address:

Attention:

Tel:

Email:

With a copy to:

Address: [●details of responsible counsel]

Email: [●details of responsible counsel]

Attention: [●details of responsible counsel]

6.7.3	Any notice shall be delivered by hand or courier, or sent by registered post or email, and shall be deemed to have been received:

(a)	in the case of delivery by hand or courier service, at the time of delivery;

(b)	in the case of registered post, on the 3rd (third) Business Day following the date of posting;

(c)	in the case of email, on the date and time transmitted, as evidenced by confirmation of delivery by a delivery receipt.

6.7.4	Any notice not received on a Business Day or received after 17:00 on any Business Day in the place of receipt shall be deemed to be received at the start of the following Business Day in the place of receipt.

6.8	Governing law and jurisdiction

6.8.1	This Agreement (including the provisions of Clause 6.8.2 and 6.8.3) including any obligations arising out of or in connection with it are governed by and shall be construed in accordance with the Laws of the Netherlands.

6.8.2	Except as expressly otherwise provided in this Agreement, any disputes arising out of or in connection with this Agreement, including regarding the existence or validity of this Agreement, including this Clause 6.8.2 and any obligations arising out of or in connection with this Agreement, are subject to the exclusive jurisdiction of the competent court in Amsterdam, the Netherlands, without prejudice to the right of appeal and appeal to the Supreme Court.

6.8.3	Nothing prevents a Party from requesting interim or protective measures from the relevant courts.

6.9	Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

Schedules and signature page(s) to follow

Schedule 1

Deed of Adherence

THIS DEED (this Deed of Adherence) is dated ● and made among:

(1)	Terra Innovatum Global N.V., a public limited liability company under the laws of Netherlands (naamloze vennootschap), having its official seat in [●], Netherlands, and its head office address at [●address], Italy, registered with the Dutch trade register under number [●] (the Company);

(2)	The existing shareholders of the Company as set out in Schedule ● (the Remaining Shareholders);

(3)	[[●] born in [●place], [●country] on [●date], residing at [●address], [●country], [●married/registered as partner/unmarried and not registered as partner], with the [●country] nationality] (the Transferor); and

(4)	[●NAME NEW SHAREHOLDER], a [●private limited liability/public limited liability] company under the laws of [●country], having its official seat in [●place], [●country], and its registered office address at [●address], [●country], registered with the [●Dutch] trade register under number [●] (the New Shareholder);

Parties (1) through (4) are also jointly referred to as the Parties and individually as a Party;

WHEREAS:

(A)	the Remaining Shareholders, and the Company are parties to a shareholders’ agreement dated [●] in relation to the Company (the Shareholders’ Agreement);

(B)	the New Shareholder shall acquire [●] of the [●ordinary shares/preferred shares] in the capital of the Company, [● from the Transferor/through the issue of shares]; and

(C)	the Parties enter into this Deed of Adherence in fulfilment of their obligation pursuant to clause 2.2.2 of the Shareholders’ Agreement;

IT IS AGREED as follows:

1	Definitions and Interpretation

Unless otherwise defined in this Deed of Adherence or the context requires otherwise, capitalised words and expressions used in this Deed of Adherence shall have the same meanings as in the Shareholders’ Agreement, and clause 1.2 (Interpretation) of the Shareholders’ Agreement applies mutatis mutandis to this Deed of Adherence, provided that references to Recitals, Clauses or Schedules are to recitals, clauses and schedules of this Deed of Adherence.

2	Undertaking to be bound

2.1	The New Shareholder hereby confirms that [●it/he] has received a copy of the Shareholders’ Agreement, attached hereto as Schedule ●, and all ancillary documents thereto.

2.2	The New Shareholder shall acquire [●] of the [●Ordinary Shares/Preferred Shares] in the capital of the Company at a price of EUR [● (●euro)] per Share, [●from the Transferor/through the issuance of Shares].

shareholders’ agreement – draft dated 7 August 2025

for discussion purposes only; subject to client review and change

2.3	Subject to the [●sale and transfer/issue] of the Shares to the New Shareholder being completed, the New Shareholder will as from [●/ the date of this Deed of Adherence] be bound by the Shareholders’ Agreement in all respects as if [●it/he] was a party to the Shareholders’ Agreement and named in it as a Shareholder and assumes all rights and obligations of a Shareholder under the Shareholders’ Agreement to the extent they fall to be performed on or after [●/ the date of this Deed of Adherence], subject to the following amendments to the Shareholders’ Agreement:

(a)	[●]; and

(b)	[●].

2.4	This Deed of Adherence is made for the benefit of:

(a)	the parties to the Shareholders’ Agreement as at the date of the Shareholders’ Agreement; and

(b)	any other person or persons who may after the date of the Shareholders’ Agreement (and whether before or after the date hereof) rightfully assume any rights or obligations under the Shareholders’ Agreement.

3	No Warranties or representations

Except as expressly otherwise provided in the Shareholders’ Agreement or any ancillary documents thereto, in favour of the New Shareholder, none of the Parties to the Shareholders’ Agreement:

(a)	makes any representation or warranty or assumes any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Shareholders’ Agreement or any agreement entered into pursuant thereto;

(b)	makes any representation or warranty or assumes any responsibility with respect to the content of any information regarding the Company or otherwise related to the acquisition of Shares in the Company;

(c)	assumes any responsibility for the financial condition of the Company or any other party to the Shareholders’ Agreement or any other document ancillary thereto;

(d)	assumes any responsibility for the performance and observance by the Company or any other party to the Shareholders’ Agreement or any other document,

and any and all conditions and warranties, whether express or implied by law or otherwise are excluded.

4	Notices

The address details of the New Shareholder for purposes of clause 6.7 of the Shareholders’ Agreement are as follows:

New Shareholder

Address:

Attention:

shareholders’ agreement – draft dated 7 August 2025

for discussion purposes only; subject to client review and change

Tel:

Email:

With a copy to:

Address: [●]

Email: [●]

Attention: [●]

5	Miscellaneous

Clauses 6.1 (Assignment), 6.2 (Entire Agreement), 6.3 (Remedies), 6.4 (Waiver and variation), 6.5 (No third party beneficiaries) and 6.6 (Severability) of the Shareholders Agreement shall apply to this Deed of Adherence mutatis mutandis as if set out herein except as otherwise provided.

6	Governing Law

6.1.1	This Deed of Adherence (for the avoidance of doubt including the provisions of Clause 6.1.2) and any non-contractual obligations arising out of or in connection with it are governed by and shall be construed in accordance with the laws of the Netherlands.

6.1.2	Except as expressly otherwise provided in this Deed of Adherence, any disputes arising out of or in connection with this Deed of Adherence, including regarding the existence or validity of this Deed of Adherence, and any non-contractual obligations arising out of or in connection with this Deed of Adherence, are subject to the exclusive jurisdiction of the competent court in Amsterdam, the Netherlands, without prejudice to the right of appeal and appeal to the Supreme Court.

6.1.3	Nothing prevents a Party from requesting interim or protective measures from the relevant courts.

Schedules and signature page(s) to follow

shareholders’ agreement – draft dated 7 August 2025

for discussion purposes only; subject to client review and change

Company

Signed for and on behalf of the Company

Name: ●	Name: ●
Title: ●	Title: ●

Remaining Shareholders

Name: ●

Name: ●

Name: ●

Transferor

Signed for and on behalf of the Transferor

Name: ●	Name: ●
Title: ●	Title: ●

shareholders’ agreement – draft dated 7 August 2025

for discussion purposes only; subject to client review and change

New Shareholder

Signed for and on behalf of the New Shareholder

Name: ●	Name: ●
Title: ●	Title: ●

shareholders’ agreement – draft dated 7 August 2025

for discussion purposes only; subject to client review and change

SIGNATURE PAGES

Shareholders

Name: [●]

[●Consent statement of [●] is signed and attached to this Agreement.]

Name: [●]

[●Consent statement of [●] is signed and attached to this Agreement.]

Name: [●]

[●Consent statement of [●] is signed and attached to this Agreement.]

Name: [●]

[●Consent statement of [●] is signed and attached to this Agreement.]

Name: [●]

[●Consent statement of [●] is signed and attached to this Agreement.]

shareholders’ agreement – draft dated 7 August 2025

for discussion purposes only; subject to client review and change

Name: [●]

[●Consent statement of [●] is signed and attached to this Agreement.]

Name: [●]

[●Consent statement of [●] is signed and attached to this Agreement.]

Name: [●]

[●Consent statement of [●] is signed and attached to this Agreement.]

Name: [●]

[●Consent statement of [●] is signed and attached to this Agreement.]

Name: [●]

[●Consent statement of [●] is signed and attached to this Agreement.]

shareholders’ agreement – draft dated 7 August 2025

for discussion purposes only; subject to client review and change

Company

Signed for and on behalf of Terra Innovatum Global N.V. by,

Name: ●	Name: ●
Title: ●	Title: ●

[●Consent statement of [●] is signed and attached to this Agreement.]

shareholders’ agreement – draft dated 7 August 2025

for discussion purposes only; subject to client review and change